Exhibit 10.16

Execution Version

AMENDMENT NO. 1, dated as of July 14, 2020 (this “Amendment”), among (i) Ithacalux S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and governed under the laws of Luxembourg, having its registered office at 488 route de Longwy, L-1940 Luxembourg and registered with the Luxembourg Trade and Companies’ Register (Registre de Commerce et des Sociétés de Luxembourg) under the number B 196.262 (“Holdings”), (ii) Informatica LLC, a Delaware limited liability company (the “Borrower”), (iii) the Subsidiary Guarantors (this and each other capitalized term used herein without definition having the meaning assigned to such term in the Credit Agreement (as defined below)) party hereto, (iv) Guernsey Holdco, (v) Nomura Corporate Funding Americas, LLC, as administrative agent and as collateral agent (the “Administrative Agent”) and (vi) each person identified on the signature pages hereto as an “Additional Term B Lender”.

WHEREAS, reference is hereby made to the Second Lien Credit and Guaranty Agreement, dated as of February 25, 2020 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”), among the Borrower, Holdings, the Subsidiary Guarantors party thereto, the Administrative Agent and the lenders party thereto (the “Existing Lenders”);

WHEREAS, pursuant to Section 2.15 of the Existing Credit Agreement, the Borrower has requested $50,000,000 of additional term loans in Dollars having the same terms as the Initial Loans (the “Additional Term B Loans”) and the incurrence of the Additional Term B Loans are permitted to be incurred pursuant to Section 2.15 of the Existing Credit Agreement;

WHEREAS, in the opinion of the Administrative Agent and the Borrower, the amendments to the Existing Credit Agreement set forth in Section 2 of this Amendment are necessary and appropriate to effect the provisions of Section 2.15 of the Existing Credit Agreement;

WHEREAS, the proceeds of the Additional Term B Loans will be used (i) for general corporate purposes, including the repayment of outstanding revolving loans under the First Lien Credit Agreement and (ii) to pay fees and expenses in connection with this Amendment and the transactions contemplated hereby ((a) the payment of such fees and expenses, (b) the incurrence of the Additional Term B Loans and (c) the other transactions contemplated hereunder, are collectively referred to herein as the “Amendment No. 1 Transactions”);

WHEREAS, the Additional Term B Lender has agreed, upon the terms and subject to the conditions set forth herein, that it will make the Additional Term B Loans to the Borrower on the Amendment No. 1 Effective Date (as defined below);

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Additional Term Loans.

(a) Subject to the terms and conditions set forth herein, the Additional Term B Lender hereby (i) commits to provide Additional Term B Loans to the Borrower in an aggregate principal amount equal to $50,000,000 and (ii) agrees, on the Amendment No. 1 Effective Date, to fund such Additional Term B Loans to the Borrower, after which such commitment shall terminate immediately and without further action.

(b) The Additional Term B Loans shall be “Initial Loans” and “Term Loans” under the Credit Agreement and shall have the same terms as the Initial Loans under the Credit Agreement and the other Loan Documents.

(c) Unless otherwise required by law, the parties hereto intend to treat the Additional Term B Loans as being fungible with the existing Initial Loans for U.S. federal income tax purposes. The Administrative Agent shall record the Additional Term B Loans in the Register.

(d) The Borrower and the Additional Term B Lender hereby agree that the Additional Term B Loans will be issued at a price equal to 99.875% of the aggregate principal amount thereof.

Section 2. Amendments to Existing Credit Agreement. On the Amendment No. 1 Effective Date, the Borrower and the Additional Term B Lender agree that the following amendments will be made to the Existing Credit Agreement:

(a) Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

““Additional Term B Loans” shall mean the “Additional Term B Loans” made pursuant to Section 1 of Amendment No. 1.”

““Amendment No. 1” shall mean Amendment No. 1 to this Agreement, dated as of the Amendment No. 1 Effective Date, by and among Holdings, the Borrower, Guernsey Holdco, the Subsidiary Guarantors party thereto, the Administrative Agent and the Lenders party thereto.”

““Amendment No. 1 Effective Date” shall mean July 14, 2020.”

(b) Section 1.1 of the Existing Credit Agreement is hereby amended by replacing the definition of “Initial Loan” in the Existing Credit Agreement with the definition set forth below:

““Initial Loans” shall have the meaning set forth in Section 2.1. For the avoidance of doubt, the Additional Term B Loans shall constitute Initial Loans.”

(c) Section 8.14 of the Existing Credit is hereby amended by adding the following sentence at the end thereof: “The Borrower shall use the proceeds of the Additional Term B Loans (i) for general corporate purposes, including the repayment of outstanding revolving loans under the First Lien Credit Agreement and (ii) to pay fees and expenses in connection with Amendment No. 1 and the transactions contemplated thereby.”

Section 3. Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and each Lender (immediately before and after giving effect to the consummation of the Amendment No. 1 Transactions taking place on or prior to the Amendment No. 1 Effective Date) that:

(a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

(b) The execution, delivery and performance by such Loan Party of this Amendment and the consummation of the Amendment No. 1 Transactions taking place on or prior to the Amendment No. 1 Effective Date are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action and do not (a) contravene the terms of any of such Person’s Organizational Documents, or (b) violate any Law; except with respect to any violation referred to in this clause (b) to the extent that such violation could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) All representations and warranties of the Borrower and each other Loan Party contained in Section 6 of the Credit Agreement or any other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that, the representations and warranties contained in Section 6.1(b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 8.1(a) and (b) of the Existing Credit Agreement, respectively, prior to the Amendment No. 1 Effective Date.

(d) No Default or Event of Default exists or has occurred and is continuing immediately prior to or immediately after giving effect to the Amendment No. 1 Effective Date.

(e) As of the Amendment No. 1 Effective Date, both before and after giving effect to this Amendment and the Amendment No. 1 Transactions, Holdings and its Subsidiaries, on a consolidated basis, are Solvent.

(f) The execution, delivery, performance or effectiveness of this Amendment will not (a) impair the validity, effectiveness, perfection or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the Obligations, whether heretofore or hereafter incurred or (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 4. Conditions. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent (the date upon which this Amendment becomes effective, the “Amendment No. 1 Effective Date”):

(a) Certain Documents. The Administrative Agent shall have received each of the following, each dated the Amendment No. 1 Effective Date unless otherwise indicated or agreed to by the Administrative Agent and each in form and substance reasonably satisfactory to the Administrative Agent:

(i) counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower, each Subsidiary Guarantor, Guernsey Holdco, the Administrative Agent and the Additional Term B Lender;

(ii) in respect of a U.S. Loan Party, a certificate of each such Loan Party, dated the Amendment No. 1 Effective Date, with appropriate insertions and attachments, including (1) (x) organizational authorizations, incumbency certifications, the certificate of incorporation or other similar organizational document of each such Loan Party, certified by the relevant authority of the jurisdiction of organization of such Loan Party, and bylaws or other similar organizational document of each such Loan Party certified by an Authorized Officer as being in full force and effect on the Amendment No. 1 Effective Date or (y) a written certification by an Authorized Officer of such U.S. Loan Party that such U.S. Loan Party’s organizational authorizations, incumbency certifications, the certificate of incorporation or other similar organizational document of such U.S. Loan Party, and/or bylaws or other similar organizational document of such U.S. Loan Party, in each case, certified and delivered to the Administrative Agent on the Closing Date pursuant to the Loan Documents remain in full force and effect on the Amendment No. 1 Effective Date without modification or amendment since the Closing Date and (2) a good standing certificate for each U.S. Loan Party from its jurisdiction of organization;

(iii) in respect of a Luxembourg Loan Party, an Irish Loan Party or a Guernsey Loan Party, the items set forth on Schedule 1 hereto;

(iv) the legal opinions set forth on Schedule 2 hereto;

(v) a Notice of Borrowing relating to the Additional Term B Loans, delivered to the Administrative Agent in accordance with Section 2.3(a) of the Credit Agreement;

(vi) a certificate of an Authorized Officer to the effect that (i) each of the conditions set forth in this Section 4 have been satisfied and (ii) each of the representations and warranties set forth in Section 3 are true and correct; and

(vii) a solvency certificate from the chief financial officer of Holdings in the form of Exhibit M to the Existing Credit Agreement, certifying as to Solvency before and after giving effect to the Amendment No. 1 Transactions taking place on or prior to the Amendment No. 1 Effective Date.

(b) Lien Searches. The Administrative Agent shall have received the results of lien searches reasonably requested by the Administrative Agent.

(c) Fees and Expenses Paid. The Amendment No. 1 Lead Arranger (as defined below) and the Additional Term B Lender shall have received all fees and other amounts due and payable on or prior to the Amendment No. 1 Effective Date, including pursuant to Section 5 of this Amendment.

(d) Compliance with Credit Agreement. The conditions set forth in Sections 2.15 and 7.2 of the Existing Credit Agreement shall have been satisfied both before and after giving effect to the Amendment No. 1 Effective Date.

(e) Patriot Act; Beneficial Ownership Certificate. The Amendment No. 1 Lead Arranger and the Additional Term B Lender shall have received, at least three Business Days prior to the Amendment No. 1 Effective Date, all documentation and information as is reasonably requested in writing by either of them at least five days prior to the Amendment No. 1 Effective Date about Holdings and its Subsidiaries that is required by U.S. Governmental Authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act and the Beneficial Ownership Regulation.

Section 5. Fees and Expenses. Subject to the occurrence of the Amendment No. 1 Effective Date, as and to the extent provided in Section 13.1 of the Credit Agreement and as otherwise agreed between the Borrower and the Amendment No. 1 Lead Arranger, the Borrower agrees to reimburse the Administrative Agent and the Amendment No. 1 Lead Arranger for their reasonable out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent, Linklaters LLP, Luxembourg counsel to the Administrative Agent, Arthur Cox, Irish counsel for the Administrative Agent, and Ogier (Guernsey) LLP, Guernsey, Guernsey counsel for the Administrative Agent.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by one party to any other party may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 7. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN TORT OR CONTRACT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment No. 1 Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Existing Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Existing Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document and an Incremental Amendment. Upon the Amendment No. 1 Effective Date, (i) all conditions and requirements set forth in the Existing Credit Agreement or the other Loan Documents relating to the effectiveness of this Amendment shall be deemed satisfied, (ii) all conditions and requirements set forth in the Existing Credit Agreement or the other Loan Documents relating to the incurrence of the Additional Term B Loans shall be deemed satisfied and (iii) the incurrence of the Additional Term B Loans shall be deemed arranged and consummated in accordance with the terms of the Existing Credit Agreement and the other Loan Documents.

Section 10. Acknowledgement and Affirmation; No Novation. It is the intention of each of the parties hereto that the Existing Credit Agreement be amended pursuant to this Amendment so as to preserve the validity, effectiveness, perfection and priority of all Liens securing the Obligations and that all Obligations (including, without limitation, the Additional Term B Loans) are and, after giving effect to this Amendment, shall continue to be secured by the security interests and Liens granted under the Security Documents and that this Amendment is not interpreted to be, and shall not constitute, a novation or termination of the Obligations, the Existing Credit Agreement or the other Loan Documents. In furtherance of the foregoing, each Loan Party hereby expressly acknowledges, as of the Amendment No. 1 Effective Date, and agrees that (i) all of its obligations under the Guarantee, the Security Documents and the other Loan Documents to which it is a party, as the same existed immediately prior to the Amendment No. 1 Effective Date, are reaffirmed and remain in full force and effect on a continuous basis after giving effect to this Amendment and the Amendment No. 1 Transactions, (ii) its prior grants of security interests and Liens pursuant to the Security Documents are reaffirmed and all such security interests and Liens remain in full force and effect after giving effect to this Amendment and the Amendment No. 1 Transactions, (iii) the Obligations include, among other things and without limitation, the due and punctual payment of the principal of, interest on, and premium (if any) on, the Additional Term B Loans and (iv) except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders or constitute a waiver of any provision of any of the Loan Documents.

Section 11. Roles. It is agreed that Nomura Securities International, Inc. will act as sole lead arranger and sole bookrunner for the Additional Term B Loans (collectively, the “Amendment No. 1 Lead Arranger”). Anything herein to the contrary notwithstanding, the Amendment No. 1 Lead Arranger shall not have any powers, duties or responsibilities under this Amendment, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	INFORMATICA LLC

	By:	/s/ Eric Brown
Name: Eric Brown
Title: Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:	ITHACALUX S.À R.L.

	By:	/s/ Jean-Christophe Gladek
Name: Jean-Christophe Gladek
Title: manager A and authorized signatory

	By:	/s/ Cedric Pedoni
Name: Cedric Pedoni
Title: manager B and authorized signatory

INFORMATICA HOLDCO INC.

	By:	/s/ Eric Brown
Name: Eric Brown
Title: Executive Vice President, Chief Financial Officer and Treasurer

INFORMATICA HOLDCO 2 LLC

	By:	/s/ Eric Brown
Name: Eric Brown
Title: Executive Vice President, Chief Financial Officer and Treasurer

INFORMATICA IRELAND EMEA UNLIMITED COMPANY

	By:	/s/ Mark Pellowski
Name: Mark Pellowski
Title: Director

INFA GUERNSEY LP INC., acting by its general partner, INFORMATICA HOLDCO INC.

	By:	/s/ Eric Brown
Name: Eric Brown
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Informatica – Signature Page to Amendment No. 1]

ITHACA G.P. LIMITED

By:	/s/ Ryan Lanpher
Name:	Ryan Lanpher
Title:	Director

[Informatica – Signature Page to Amendment No. 1]

NOMURA CORPORATE FUNDING AMERICAS, LLC,
as Administrative Agent and as Additional Term B Lender

By:	/s/ G. Andrew Keith
Name: G. Andrew Keith
Title: Executive Director

[Informatica – Signature Page to Amendment No. 1]

SCHEDULE 1

Other Loan Party Requirements

Luxembourg Loan Parties:

Customary formalities certificate, in form and substance to be agreed and based substantially on the requirements set forth for each of the Loan Parties pursuant to Section 4(a)(ii) of the Amendment.

Irish Loan Parties:

Corporate certificate in a form and substance satisfactory to the Administrative Agent appending (amongst other items) a print-out from the Companies Registration Office in respect of each Irish Loan Party.

Guernsey Loan Parties:

Customary closing certificate, in form and substance to be agreed and based substantially on the requirements set forth for each of the Loan Parties pursuant to Section 4(a)(ii) of the Amendment.

SCHEDULE 2

Local Counsel Opinions

1.	Clifford Chance Luxembourg, with respect to the capacity of Ithacalux S.à r.l.

2.	Arthur Cox, with respect to the enforceability of the security governed by Irish law.

3.	Matheson, with respect to the capacity, authority and due execution by Informatica Ireland EMEA Unlimited Company of the Loan Documents to which it is a party.

4.	Carey Olsen (Guernsey) LLP, with respect to the capacity, authority and due execution by Ithaca G.P. Limited of the Loan Documents to which it is a party.

5.	Carey Olsen (Guernsey) LLP, with respect to the enforceability of the Guernsey law governed Security Documents.

6.	Ogier (Guernsey) LLP, Guernsey, with respect to the capacity, authority and due execution by INFA Guernsey LP Inc. of the Loan Documents to which it is a party.